EXHIBIT 32.2

CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Century Communities, Inc. (the “Company”) for the quarterly period ended March 31, 2022, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Robert J. Francescon, Co-Chief Executive Officer and President (Co-Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2022	/s/ Robert J. Francescon
Robert J. Francescon
Co-Chief Executive Officer and President (Co-Principal Executive Officer)